LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2012 OF

LEGG MASON INVESTMENT COUNSEL VARIABLE SOCIAL AWARENESS PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 21, 2012 and May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 21, 2012 and May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The section of the Prospectus titled “More on fund management” is replaced with the following text:

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2011, LMPFA’s total assets under management were approximately $173.2 billion.

Legg Mason Investment Counsel, LLC (“LMIC” or the “subadviser”) provides the day-to-day portfolio management of the fund. LMIC’s principal office is located at 100 International Drive, Baltimore, Maryland 21202, and LMIC also has offices in Cincinnati, New York City and Philadelphia. LMIC provides customized investment counsel to individuals, family groups and institutions. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 27 years of financial industry experience. As of December 31, 2011, LMIC had assets under management of approximately $6.67 billion, including approximately $808 million in socially responsive investment strategies. Portfolio managers are supported by a social research team that conducts proprietary research on social issues.

LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2011, Legg Mason’s asset management operations had aggregate assets under management of approximately $627 billion.

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